SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 30, 2004
(Date of report)

Ventures-National Incorporated
(Exact Name of Registrant as Specified in its Charter)

                Utah                                                             000-32847                                   87-0433444
(State of Incorporation)                                      (Commission File Number)                  (IRS Employer ID)

44358 Old Warm Springs Boulevard
Fremont, California 94538
(Address of principle executive offices)

(510) 824-1200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation; and
Item 3.02 Unregistered Sales of Equity Securities.

          On November 30, 2004, Ventures-National Incorporated (d/b/a Titan General Holdings, Inc.), a Utah corporation (the "Company"), issued a convertible promissory note in the maximum principal amount of $1,000,000 to Frank P. Crivello. Mr. Crivello made an initial advance on the convertible promissory note in the amount of $100,000. Mr. Crivello may make additional advances up to a total of $1,000,000, in his sole discretion, upon request from the Company. The convertible promissory note bears interest at an annual rate of 10% and is due and payable on January 30, 2005. At any time prior to or at the time of repayment of the convertible promissory note by the Company, Mr. Crivello may elect to convert some or all of the principal and interest thereunder into shares of the Company's common stock at the rate of $0.12 per share.

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, or Appointment of Principal Officers

          On November 30, 2004, the Company accepted the resignation of Kenneth L. Shirley as President and Chief Executive Officer, effective as of December 16, 2004. Mr. Shirley will remain a member of the Company's Board of Directors. Upon his resignation, Mr. Shirley will be paid a fee of $7,500 per month for a period of three months.

          On November 30, 2004, the Company formed a new strategic committee to investigate and evaluate candidates to which the Company can be sold or merged. Mr. Shirley was appointed as Chairman of this committee.

          On November 30, 2004, the Company appointed Curtis Okumura to serve as President, effective as of December 16, 2004. Mr. Curtis, who is 41 years old, has served as General Manager of the Company's subsidiary, Titan PCB West since August, 2001. From 2000 to 2001, Mr. Okumura served as General Manager of Circuit Link, Inc., a circuit board manufacturer. From 1985 to 2000, Mr. Okumura served in various capacities, including as an engineering manager for Data Circuit Systems, Inc. Mr. Okumura has an education in Business Administration from San Jose State University and Ohlone College. Mr. Okumuara will be paid an annual salary of $150,000, subject to review by the Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number Description
               10% Convertible Promissory Note, dated November 30, 2004

SIGNATURE

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                                                VENTURES-NATIONAL INCORPORATED

                                                                                  By:/s/ Daniel D. Guimond
                                                                                       Daniel D. Guimond
                                                                                       Chief Financial Officer

Date: November 30, 2004